DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The Lexington Global Corporate Leaders Fund performed well in 1998. For the year the Fund returned 19.06%* versus 14.3% for the average global fund, according to Lipper, Inc. For the fourth quarter the Fund advanced 16.8% against an industry average 1.4% according to Lipper Inc. The unmanaged Morgan Stanley Capital International World Index beat most managers with a 24.8% gain on the year, and 21.1% for the fourth quarter.

     Strong performance can be attributed to the Fund's defensive posture in the difficult third quarter. Large weightings in tobacco and pharmaceutical stocks held up well in declining markets. Technology stocks in the U.S. and Europe also performed well throughout most of the year.

     Stocks in the United States and Europe continue to motor ahead. Large company equities continue to dramatically outperform small companies, as vast amounts of liquidity can more easily be put to use in big stocks. The growth of index funds has also been a major contributor to this phenomenon. Risk is mounting as investors are exceedingly bullish. The global economy remains weak due to excess capacity and high debt levels. The U.S. economy remains the sole engine for the world economy. Consumption continues to propel the economy forward but this is not sustainable. U.S. savings have now turned negative as spending exceeds income. High consumer confidence due to low unemployment and high stock prices continues to support spending.

     The corporate sector has also been on a spending binge as private fixed investment continues to grow rapidly while corporate profits have weakened. Ultimately the U.S. consumer will have to save more and companies will have to slow spending. A U.S. economic slowdown will put further pressure on the global economy as the U.S. has been the buyer of last resort. The European picture is mixed. The manufacturing sector remains weak in Europe as it does in the United States. However, consumption remains moderate. A U.S. economic slowdown would probably tip Europe closer toward recession. Another issue for Europe is the birth of the Euro.

     On January 1, 1999 the Euro was born. Eleven European nations have formed one currency with the U.K., Denmark and Sweden opting out. The Euro will be the first challenge to the dollar since World War II. There are many potential ramifications to the Euro and its impact on equity prices. However, the markets have had years to adjust and in fact have benefitted by sharp falls in interest rates. One single currency will allow companies to be more efficient and plan with greater certainty. Conversely, pricing will be more transparent which could pressure profit margins in certain industries. Lexington Management Corporation, the Fund's advisor, will continue to monitor events in Europe to identify the corporate leaders under this new currency. However, events are unpredictable and it is possible negative news on the Euro could have a material impact on the Fund's performance. Elsewhere, Japan continues to struggle in recession. Debt levels have reached alarming levels with all solutions looking painful. Until corporate Japan gets serious about enhancing shareholder value through restructuring, Japanese stocks will be unattractive on a long-term view.

     The Fund invests in leading companies on a global basis. The Portfolio is well diversified by region with the bulk invested in the United States, Europe and Japan and focuses on sectors such as consumer non-durables, cyclicals and energy. In summary, the Portfolio takes a long-term view with globally leading companies throughout the world. On a short-term basis relative performance may prove volatile; with a portfolio quality companies enjoying low turnover, long-term performance should be enhanced.


                                   Sincerely,


/s/ RICHARD T. SALER          /s/ ALAN H. WAPNICK       /s/ ROBERT M. DEMICHELE
--------------------          --------------------      ----------------------
RICHARD T. SALER              ALAN H. WAPNICK          ROBERT M. DEMICHELE
Portfolio Manager             Portfolio Manager        President
February, 1999                February, 1999           February, 1999




            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC. AND
         THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX


[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]


Year          Lexington Global    MSCI
              Corporate Leaders
                  Fund, Inc.
===========================================
12/31/88         $10,000        $10,000
12/31/89         $12,510        $11,660
12/31/90         $10,415        $ 9,679
12/31/91         $12,034        $11,449
12/31/92         $11,607        $10,856
12/31/93         $15,308        $13,294
12/31/94         $15,590        $13,969
12/31/95         $17,257        $16,863
12/31/96         $20,093        $19,136
12/31/97         $21,478        $22,152
12/31/98         $25,574        $27,646



--------------------------------------------------------------------------------
                                          Average Annual Standard Total Returns
                                             for the Period Ended 12/31/98
                                          -------------------------------------
                    FUND/INDEX               1 YEAR        5 YEAR       10 YEAR
                    ----------               ------        ------       -------

                    Lexington Global         19.06%        10.81%         9.84%
                    Corporate Leaders Fund

                    MSCI-World Index         24.80%        15.77%        10.70%
--------------------------------------------------------------------------------


The graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International World Index ("MSCI-World Index"). Results for the Fund and the MSCI-World Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.



*19.06%, 10.81% and 9.84%% are the one, five and ten year average annual standard total returns, respectiely, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998




      NUMBER
        OF                                                            VALUE
      SHARES                         SECURITY                        (NOTE 1)
=================   =========================================   ================
                    COMMON STOCKS: 97.5%
                    CANADA: 1.5%
        9,200       Four Seasons Hotels, Inc. ...............   $  269,541
                                                                ----------
                    DENMARK: 1.1%
        1,500       Tele Danmark A/S ........................      202,456
                                                                ----------
                    FRANCE: 8.9%
        3,430       Axa-UAP .................................      497,368
        7,400       Schlumberger, Ltd. - NY Shares ..........      341,325
        5,800       SEITA ...................................      363,408
        1,500       Vivendi .................................      389,366
                                                                ----------
                                                                 1,591,467
                                                                ----------
                    GERMANY: 4.2%
        2,211       DaimlerChrysler AG1 .....................      218,375
        5,800       Deutsche Bank AG ........................      341,448
        2,300       Volkswagen AG ...........................      183,666
                                                                ----------
                                                                   743,489
                                                                ----------
                    JAPAN: 10.7%
       19,000       Asahi Diamond Industries Company,
                    Ltd. ....................................       94,666
        4,200       Doutor Coffee Company, Ltd.2 ............      139,632
        8,000       Ito-Yokado Company, Ltd.2 ...............      560,301
       24,000       National House Industrial Company, Ltd. .      204,474
        4,800       Rinnai Corporation ......................       84,088
        4,900       Sony Corporation ........................      357,520
       12,000       Tokyo Electron, Ltd. ....................      456,397
                                                                ----------
                                                                 1,897,078
                                                                ----------
                    NETHERLANDS: 7.9%
        2,000       Aegon NV ................................      245,755
        9,800       Koninklijke Ahold NV ....................      362,408
        3,100       Koninklijke KPN NV ......................      155,275
        6,000       Royal Dutch Petroleum ...................      298,934
        4,200       Unilever NV - NY Shares .................      348,338
                                                                ----------
                                                                 1,410,710
                                                                ----------
                    SPAIN: 1.7%
       11,700       Tabacalera S.A. .........................      300,156
                                                                ----------
                    SWEDEN: 1.9%
       44,939       Swedish Match AB ........................      163,555
        7,500       Telefonaktiebolaget LM Ericsson
                    "Class B" ...............................      178,582
                                                                ----------
                                                                   342,137
                                                                ----------


      NUMBER
        OF                                                            VALUE
      SHARES                         SECURITY                        (NOTE 1)
=================   =========================================   ================

                    SWITZERLAND: 8.4%
          174       Nestle AG ...............................   $  378,789
          210       Novartis AG .............................      412,819
           29       Roche Holding AG ........................      353,874
        1,110       UBS AG ..................................      341,046
                                                                ----------
                                                                 1,486,528
                                                                ----------
                    UNITED KINGDOM: 10.7%
       20,500       British Petroleum Company plc ...........      306,118
       24,400       British Telecommunications plc ..........      367,603
       37,300       Diageo plc ..............................      424,488
       25,400       Rio Tinto plc ...........................      295,401
       26,300       SmithKline Beecham plc ..................      367,566
        8,900       Vodafone Group plc ......................      144,524
                                                                ----------
                                                                 1,905,700
                                                                ----------
                    UNITED STATES: 40.5%
        4,700       Aluminum Company of America .............      350,444
        3,300       American Express Company ................      337,425
        6,500       American Home Products Corporation.......      366,031
        3,400       American International Group, Inc. ......      328,525
        3,900       Cisco Systems, Inc.1 ....................      362,091
        6,600       Citigroup, Inc. .........................      326,700
        4,400       Exxon Corporation .......................      321,750
        3,500       General Electric Company ................      357,219
        2,700       Intel Corporation .......................      320,034
        4,100       Johnson and Johnson .....................      343,888
        3,300       Lucent Technologies, Inc. ...............      363,000
        4,600       McDonald's Corporation ..................      352,475
        2,400       Microsoft Corporation1 ..................      332,475
        4,800       Morgan Stanley Dean Witter and
                    Company .................................      340,800
        2,800       Pfizer, Inc. ............................      351,225
        6,200       Philip Morris Companies, Inc. ...........      331,700
        3,700       Procter & Gamble Company ................      337,856
        5,100       The Coca-Cola Company ...................      341,062
        4,600       The Interpublic Group of Companies,
                    Inc. ....................................      366,850
       10,700       The Walt Disney Company .................      321,000
        4,300       Wal-Mart Stores, Inc. ...................      350,181
                                                                ----------
                                                                 7,202,731
                                                                ----------
                    TOTAL COMMON STOCKS
                    (cost $14,695,495).......................   17,351,993
                                                                ----------

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)




   NUMBER
     OF                                                            VALUE
   SHARES                        SECURITY                        (NOTE 1)
===========   =============================================   ==============
              PREFERRED STOCKS: 2.0%
              GERMANY: 2.0%
    1,300     Rhoen-Klinikum AG ...........................        $132,690
      480     SAP AG ......................................         229,175
                                                                 ----------
              TOTAL PREFERRED STOCKS
              (cost $381,647)..............................         361,865
                                                                 ----------


   NUMBER
     OF                                                            VALUE
   SHARES                        SECURITY                        (NOTE 1)
===========   =============================================   ==============
              TOTAL INVESTMENTS: 99.5%
              (cost $15,077,142+) (Note 1).................   $17,713,858
              Other assets in excess of liabilities: 0.5%..        88,694
                                                              -------------
              TOTAL NET ASSETS: 100.0%
              (equivalent to $9.46 per share on
              1,881,000 shares outstanding) ...............   $17,802,552
                                                              =============

1 Non-income producing security.
2 Some  or  all  of  this  security  is  segregated for forward foreign currency contracts (Notes 1 and 6).
+ Aggregate cost for Federal income tax purposes is $15,084,166.

                  ------------------------------------------
At  December  31, 1998, the composition of the Fund's net assets by industry was as follows:






Banking .......................   3.8%
Beverages .....................   1.9
Capital Equipment .............   3.1
Construction & Housing ........   1.1
Consumer Durable Goods ........   4.7
Consumer Non-durable Goods.....  16.2


Electrical & Electronics ......   7.7%
Energy Sources ................   5.2
Financial Services ............  11.7
Health & Personal Care ........  13.1
Materials .....................   3.6
Merchandising .................   4.8


Restaurants ...................   2.0%
Services ......................  10.8
Telecommunications ............   7.9
Tobacco .......................   1.9
Other Assets ..................   0.5
                                -----
 Total Net Assets ............. 100.0%
                                =====

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998




ASSETS
Investments, at value (cost $15,077,142) (Note 1) ........................................   $17,713,858
Cash .....................................................................................       383,055
Receivable for investment securities sold ................................................            23
Receivable for shares sold ...............................................................         9,381
Dividends and interest receivable ........................................................        14,083
Foreign taxes recoverable ................................................................        13,698
                                                                                             -----------
   Total Assets ..........................................................................    18,134,098
                                                                                             -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .........................................        14,705
Payable for shares redeemed ..............................................................        53,295
Distributions payable ....................................................................       144,966
Accrued expenses .........................................................................        44,371
Unrealized loss on open forward contracts (Note 6) .......................................        74,209
                                                                                             -----------
   Total Liabilities .....................................................................       331,546
                                                                                             -----------
NET ASSETS (equivalent to $9.46 per share on 1,881,000 shares outstanding) (Note 3) ......   $17,802,552
                                                                                             ===========
NET ASSETS consist of:
Capital stock-authorized 1,000,000,000
 shares, $.001 par value per share .......................................................   $     1,881
Additional paid-in capital (Note 1) ......................................................    14,842,252
Undistributed net investment income (Note 1) .............................................       334,184
Accumulated net realized gain on investments and foreign currency transactions (Note 1) ..        60,932
Unrealized appreciation of investments and foreign currency translation of other assets
and
 liabilities .............................................................................     2,563,303
                                                                                             -----------
    TOTAL NET ASSETS .....................................................................   $17,802,552
                                                                                             ===========



   The Notes to Financial Statements are an integral part of this statement.
                                       5

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998



INVESTMENT INCOME
Dividends ................................................................    $  431,713
Interest .................................................................       132,802
                                                                              ----------
                                                                                 564,515
Less: foreign tax expense ................................................        50,589
                                                                              ----------
    Total investment income ..............................................                    $  513,926
EXPENSES
   Investment advisory fee (Note 2) ......................................       249,933
   Custodian expenses ....................................................        70,505
   Transfer agent and shareholder servicing expenses (Note 2) ............        50,424
   Professional fees .....................................................        38,359
   Printing and mailing expenses .........................................        35,256
   Accounting expenses (Note 2) ..........................................        24,176
   Registration fees .....................................................        18,769
   Directors' fees and expenses ..........................................        17,760
   Computer processing fees ..............................................         7,103
   Other expenses ........................................................        16,576
                                                                              ----------
    Total expenses .......................................................                       528,861
                                                                                              ----------
     Net investment loss .................................................                       (14,935)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
   Net realized gain on:
   Investments ...........................................................     5,303,730
    Foreign currency transactions ........................................       121,618
                                                                              ----------
     Net realized gain ...................................................                     5,425,348

  Net change in unrealized appreciation (depreciation) on:
    Investments ..........................................................       429,305
    Foreign currency translation of other assets and liabilities .........      (197,890)
                                                                              ----------
     Net change in unrealized appreciation (depreciation) ................                       231,415
                                                                                              ----------
      Net realized and unrealized gain ...................................                     5,656,763
                                                                                              ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                    $5,641,828
                                                                                              ==========



   The Notes to Financial Statements are an integral part of this statement.
                                       6

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                    1998               1997
                                                                              ----------------   ---------------
Net investment income (loss) ..............................................    $     (14,935)     $     86,901
Net realized gain from investments and foreign currency transactions               5,425,348         4,064,311
Net change in unrealized appreciation (depreciation) of investments
 and foreign currency translation .........................................          231,415        (1,492,431)
                                                                               -------------      ------------
   Increase in net assets resulting from operations .......................        5,641,828         2,658,781
Distributions to shareholders from net investment income (Note 1) .........       (1,176,896)         (262,905)
Distributions to shareholders from net realized gains from security
 transactions (Note 1) ....................................................       (3,427,660)       (4,011,033)
Decrease in net assets from capital share transactions (Note 3) ...........      (18,320,015)         (523,031)
                                                                               -------------      ------------
   Net decrease in net assets .............................................      (17,282,743)       (2,138,188)
NET ASSETS:
 Beginning of period ......................................................       35,085,295        37,223,483
                                                                               -------------      ------------
 End of period (including undistributed net investment income of
  $334,184, and distributions in excess of net investment income
  of $38,192 in 1998 and 1997, respectively)...............................    $  17,802,552      $ 35,085,295
                                                                               =============      ============

  The Notes to Financial Statements are an integral part of these statements.
                                       7

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington  Global  Corporate  Leaders Fund, Inc. (the "Fund") (formerly known as
   Lexington Global Fund, Inc.) is an
open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in common stock of companies domiciled in foreign countries and the United States. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. For 1998, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1998.

The   Fund  reimburses  LMC  for  certain  expenses,  including  accounting  and shareholder servicing costs of $54,686 that are incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                                    Year ended
                                                               December 31, 1998                   December 31, 1997
                                                       ----------------------------------   -------------------------------
                                                           Shares             Amount           Shares           Amount
                                                           ------             -------          -----            ------
Shares sold ........................................         417,735      $   4,884,051         216,204      $  2,635,131
Shares issued on reinvestment of dividends .........         459,871          4,402,616         388,677         4,071,820
                                                           ---------      -------------        --------      ------------
                                                             877,606          9,286,667         604,881         6,706,951
Shares redeemed ....................................      (2,311,185)       (27,606,682)       (589,982)       (7,229,982)
                                                          ----------      -------------        --------      ------------
Net increase (decrease) ............................      (1,433,579)     $ (18,320,015)         14,899      $   (523,031)
                                                          ==========      =============        ========      ============

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $31,953,973 and $51,457,543 respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,745,301 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $115,609.


5. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

6. FORWARD FOREIGN EXCHANGE CONTRACT

At December 31, 1998, the Fund was committed to sell foreign currency under the following forward foreign exchange contract:



                                      Contract
                                       Amount        Contract                    Unrealized
                        Settlement     (Local         Amount                       Loss at
Contract                   Date       Currency)   (U.S. Dollar)     Value     December 31, 1998
---------------------- ------------ ------------ --------------- ----------- ------------------
Japanese Yen .........  03/15/99    61,798,412   $473,116        $547,325    $(74,209)
                                                                             ========

7. TAX INFORMATION (UNAUDITED)

The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1998:

The   percentage   of   investment   company  taxable  income  distributions  to
shareholders eligible for the dividends received deduction available to certain corporate shareholders is 4.12%.

Net foreign source income received by the Fund from sources within foreign countries and possessions of the United States was $0.2702 per share (representing a total of $395,740). The total amount of "qualifying" taxes paid by the Fund to such countries was $0.0345 per share (representing a total of $50,589).

The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:


  U.S. Treasury ..................................   1.95%
  Federal Home Loan Bank .........................   0.48
  Federal Home Loan Mortgage Corporation .........   1.41
  Federal National Mortgage Association ..........   0.01

The Fund designates $3,427,660, whether taken in shares or cash, as 20% long-term capital gain distributions.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                                             Year ended December 31,
                                                      ---------------------------------------------------------------------
                                                           1998           1997          1996          1995          1994
                                                      -------------   -----------   -----------   -----------   -----------
Net asset value,
 beginning of period ..............................     $  10.59       $ 11.28       $ 11.32       $ 11.17        $ 13.51
                                                        --------       -------       -------       -------        -------
Income from investment operations:
 Net investment income ............................         0.99          0.03          0.01          0.09          0.02
 Net realized and unrealized gain on investments
  and foreign currency transactions ...............         1.02          0.73          1.84          1.10          0.23
                                                        --------       -------       -------       -------        -------
Total income from investment operations ...........         2.01          0.76          1.85          1.19          0.25
                                                        --------       -------       -------       -------        -------
Less distributions:
 Distributions from net investment income .........       ( 0.80)        ( 0.09)       ( 0.16)       ( 0.29)          -
 Distributions in excess of net investment
  income (temporary book-tax difference) ..........          -              -             -          ( 0.13)          -
 Distributions from net realized gains ............       ( 2.34)        ( 1.36)       ( 1.73)       ( 0.62)       ( 2.46)
 Distributions in excess of net realized
  gains (temporary book-tax difference) ...........          -              -             -             -          ( 0.13)
                                                        --------       --------      --------      --------       -------
Total distributions ...............................       ( 3.14)        ( 1.45)       ( 1.89)       ( 1.04)       ( 2.59)
                                                        --------       --------      --------      --------       -------
Net asset value, end of period ....................     $   9.46       $ 10.59       $ 11.28       $ 11.32        $ 11.17
                                                        ========       ========      ========      ========       =======
Total return ......................................        19.06%          6.90%        16.43%        10.69%         1.84%
Ratio to average net assets:
 Expenses .........................................         2.12%          1.75%         1.90%         1.67%         1.61%
 Net investment income (loss) .....................        (0.06)%         0.23%         0.11%         0.48%         0.14%
Portfolio turnover rate ...........................       137.33%        117.48%       128.05%       166.35%        83.40%
Net assets, end of period (000's omitted) .........     $ 17,803       $ 35,085      $ 37,223      $ 53,614       $67,392

--------------------------------------------------------------------------------
Independent Auditors' Report


The Board of Directors and Shareholders
Lexington Global Corporate Leaders Fund, Inc.:
     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Global Corporate Leaders Fund, Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Global Corporate Leaders Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                                   KPMG LLP


New York, New York
February 19, 1999

LEXINGTON
GLOBAL CORPORATE LEADERS FUND, INC.


INVESTMENT ADVISER
-------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
-------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




           ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:


           TRANSFER AGENT
          -----------------------------------------------
           STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105

            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052


-------------------------------------------------------------------
(800) 526-0052


                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                 Price/Yield o Account Balances  o Exchanges o
            Last Transactions o Total Return  o Duplicate Statements
-------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington International Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                     [LOGO]





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                                    LEXINGTON
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                                   [GRAPHIC]

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                                    LEXINGTON
                                GLOBAL CORPORATE
                                     LEADERS
                                   FUND, INC.

                            ---------- o ----------
                      Seeks long-term growth of capital,
                        primarily through investment in
                           common stocks of companies
                         domiciled in foreign countries
                            ---------- o ----------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                               The Lexington Group
                                   of No Load
                              Investment Companies

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